                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 25, 2000
                                                        ---------------
  (August 22, 2000)
  ----------------

                           ICG COMMUNICATIONS, INC.
       ----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                 Delaware           1-11965         84-1342022
       ----------------------------------------------------------------
       (State of Incorporation)   (Commission     (IRS Employer
                                  File Number)    Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

                           ICG HOLDINGS (CANADA) CO.
       ----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                Canada             1-11052        Not Applicable
       -----------------------------------------------------------------
       (State of Incorporation)  (Commission      (IRS Employer
                                 File Number)     Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

                              ICG HOLDINGS, INC.
       -----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

              Colorado            33-96540           84-1158866
       -----------------------------------------------------------------
       (State of Incorporation)  (Commission         (IRS Employer
                                 File Number)        Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

                               ICG FUNDING, LLC
       -----------------------------------------------------------------
              (Exact name of registrant as specified in charter)

                Delaware          333-40495       84-1434980
       -----------------------------------------------------------------
       (State of Incorporation)  (Commission      (IRS Employer
                                 File Number)     Identification No.)

              161 Inverness Drive West, Englewood, Colorado 80112
              ---------------------------------------------------
                   (Address of principal executive offices)

  Registrants' telephone numbers, including area codes (888)424
                                                       --------
  1144 and (303) 414-5000
  -----------------------

                                                                           Page1

  Item 5.   Other Events.
  ------    ------------

  In a press release dated August 22, 2000, ICG Communications, Inc., a Delaware corporation (the "Company"), announced the resignation of
  J. Shelby Bryan as Chairman and Chief Executive Officer of the Company.
  Carl E. Vogel was elected by the Board of Directors of the Company to replace Mr. Bryan as Chairman and Chief Executive Officer. A copy of the press release is attached.

  Item 7.   Exhibit.
  ------    --------

            (c)  Exhibit
                 -------

                 99.1 Press Release, dated August 22, 2000.


                               INDEX TO EXHIBIT

Exhibit No.                  Description
-----------                 -------------
99.1                 Press Release, dated August 22, 2000.



                                 EXHIBIT 99.1

                     Press Release, dated August 22, 2000.




                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange
  Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


  Dated: August 25, 2000                     ICG COMMUNICATIONS, INC.

                                          By:/s/ Harry R. Herbst
                                             ----------------------
                                             Harry R. Herbst
                                             Executive Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)

                                          ICG HOLDINGS (CANADA)  CO.

                                          By: /s/ Harry R. Herbst
                                              ---------------------
                                              Harry R. Herbst
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer)

                                          ICG HOLDINGS,  INC.

                                          By:  /s/ Harry R. Herbst
                                               ---------------------
                                               Harry R. Herbst
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial Officer)

                                          ICG FUNDING, LLC

                                          By: ICG Communications, Inc.
                                              Common Member and Manager

                                                                           Page2

                                          By: /s/ Harry R. Herbst
                                              ---------------------
                                              Harry R. Herbst
                                              Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer)




  EX-99.1

           PRESS RELEASE, DATED August 22, 2000

                                                                           Page3